ESC STRATEGIC FUNDS, INC.
                        Supplement dated October 27, 1998
                        to Prospectus dated July 17, 1998

Change of Nonfundamental Investment Policy and Change of Fund Name

         The Board of Directors of ESC Strategic Funds, Inc. has approved certain changes with respect to the ESC Strategic Growth Fund to clarify for investors the investment strategy of that Fund. First, the Fund has adopted a non-fundamental policy that, under normal market circumstances, at least 65% of the value of the Fund's total assets will be invested in equity securities of issuers with market capitalization of $1 billion or less, and as a matter of operating policy, the Fund will invest primarily in companies with market capitalization of $800 million or less at the time of investment. Reflecting this policy, the Board has changed the Fund's name to ESC Strategic Small Cap II Fund. The name change will take effect on January 1, 1999.

Amended Fund Expenses for Growth Fund and Value Fund

         Fund expense information reflected on pages 6 and 7 of the Company's prospectus dated July 17, 1998 for the Growth Fund and Value Fund has been amended. The restated fund expenses relating to these two Funds is as follows:

                                                                   ESC Strategic         ESC Strategic
                                                                      Growth**              Value Fund**
                                                                 Class A     Class D   Class A    Class D
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a percentage
    of offering price).......................................      4.50%      1.50%      4.50%     1.50%
Maximum Sales Charge Imposed on Reinvested Dividends
    (as a percentage of offering price)......................      None       None       None       None
Deferred Sales Charge (as a percentage of redemption
    proceeds)................................................      None       None       None       None
Exchange Fees................................................      None       None       None       None
Annual Fund Operating Expense
    (as a percentage of average net assets annualized)
    Management Fees**........................................      0.75%      0.75%      0.75%     0.75%
    12b-1 Fees*..............................................      0.25%      0.75%      0.25%     0.75%
    Other Expenses**.........................................      1.00%      1.00%      1.00%     1.00%
                                                                   -----      -----      -----     -----
Total Portfolio Operating Expenses...........................      2.00%      2.50%      2.00%     2.50%
                                                                   =====      =====      =====     =====

[FN]
----------
*         Under rules of the National  Association of Securities  Dealers,  Inc.
     the "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Funds."

**        Amounts shown for "Management Fees" reflect waivers of a portion of the fees payable to the Adviser for the ESC Strategic Growth Fund and ESC Strategic Value Fund. Without these waivers, the Funds' estimated Management Fees would be 1.25% and 1.25% for the Growth and Value Funds, respectively. The amounts shown for "Other Expenses" for the ESC Strategic Value Fund reflect the waiver of all fees payable to the Administrator. "Total Portfolio Operating Expenses" would be 2.50% for Class A shares of the Growth Fund and 3.00% for Class D shares of the Growth Fund;. "Other Expenses" and "Total Portfolio Operating Expenses," respectively, would be 1.15% and 2.65% for Class A shares of the Value Fund and 1.15% and 3.15% for Class D shares of the Value Fund. Out of its Management Fees, the Adviser pays the fees of the Managers.

The purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a shareholder in the Funds will bear.

Example: (1)

An investor would pay the following  expenses on a $1,000  investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                      ESC Strategic         ESC Strategic
                                         Growth              Value Fund
                                    Class A    Class D   Class A    Class D

1 year ............................   $ 64       $ 40       $ 64       $ 40
3 years............................   $105       $ 92       $105       $ 92
5 years............................   $148       $146        n/a        n/a
10 years...........................   $267       $294        n/a        n/a

(1) This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.